UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	February 24, 2009

THE ST. JOE COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Florida	1-10466	59-0432511
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
245 Riverside Avenue, Suite 500 Jacksonville, FL	32202
(Address of Principal Executive Offices)	(Zip Code)

(904) 301-4200
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 24, 2009, The St. Joe Company (the "Company") issued a press release announcing the Company’s financial results for the quarter and year ended December 31, 2008.  A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

Also furnished herewith as Exhibit 99.2 are tables containing certain additional information regarding the results of operations of the Company for the quarter and year ended December 31, 2008.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

99.1      Press Release dated February 24, 2009

99.2      Additional information tables for the quarter and year ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE ST. JOE COMPANY

Dated:	February 24, 2009	By:	/s/ William S. McCalmont
William S. McCalmont
Chief Financial Officer